UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

LEADER CAPITAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56159	37-1853394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2708-09, Metropolis Tower, 10 Metropolis Drive, Hung Hom, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3487 6378

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 31, 2022, the Board of Directors of Leader Capital Holdings Corp. (the “Company”) approved the engagement of YCY CPAS PLLC (“YCY”) as its independent registered public accounting firm for the fiscal year ended August 31, 2022, subject to YCY’s completion of their client acceptance procedures. On the same day, the Board of Directors approved the dismissal of Centurion ZD CPA & Co. (“Centurion”) as independent registered public accounting firm of the Company effective immediately.

The reports of Centurion on the financial statements of the Company as of and for the years ended August 31, 2021 and 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for an explanatory paragraph in such reports regarding substantial doubt about the Company’s ability to continue as a going concern.

For the years ended August 31, 2021 and 2020, and through the interim period ended October 31, 2022, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Centurion on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Centurion, would have caused it to make reference to the subject matter of such disagreements in its audit reports.

For the years ended August 31, 2021 and 2020, and through the interim period ended October 31, 2022, there was one “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K, relating to disclosure of material weaknesses in the Company’s internal control over financial reporting. As previously reported, the management of the Company identified following material weaknesses as of August 31, 2021: (i) the Company does not have an audit committee; (ii) the Company does not maintain adequate written policies and procedures; (iii) the Company did not implement appropriate information technology controls; and (iv) the Company does not have sufficient and skilled accounting personnel with an appropriate level of technical accounting knowledge and experience in the application of accounting principles generally accepted in the United States commensurate with the Company’s financial reporting requirements

The Company has provided Centurion with a copy of the disclosures it is making in this Form 8-K and requested that Centurion furnish the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Centurion’s letter, dated November 1, 2022 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter dated November 1, 2022 from Centurion ZD CPA & Co. to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEADER CAPITAL HOLDINGS CORP.

Date: November 2, 2022	By:	/s/ Yi-Hsiu Lin
Yi-Hsiu Lin Chief Executive Officer

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